UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/3-A



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: November 3, 2001




                        DELTA CAPITAL TECHNOLOGIES, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


               000-27407                                  98-0187
         --------------------                     ---------------------
       (Commission File Number)            (IRS Employer Identification Number)


                                    DELAWARE
 -------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                          Suite B201, 1331 Homer Street
                   Vancouver, British Columbia V6B 5M5 Canada
 -------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)




                                 (604) 644-4979
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.           Changes in Registrant's Certifying Accountant

On October 20, 2000, Peterson Sullivan PLLC resigned as the auditors of Delta Capital Technologies, Inc. ("the Company"), subsequent to that date, Peterson Sullivan PLLC reached agreement with the Company to be reinstated as the Company's auditors. This reinstatement was effective as of November 3, 2000.

The audit reports of Peterson Sullivan PLLC on the Company's financial statements for the fiscal year ending December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports included an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal year ending December 31, 2000 and the subsequent interim periods through June 30, 2001, and up to October 20, 2001 the date of Peterson Sullivan PLLC's resignation, the Company had no disagreements with Peterson Sullivan PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Peterson Sullivan PLLC to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The Company provided Peterson Sullivan PLLC with a copy of this report prior to filing it with the SEC. The Company requested that Peterson Sullivan PLLC furnish the Company with a letter stating whether Peterson Sullivan PLLC agrees with the above statements. A copy of that letter dated prior to the filing hereof is filed as Exhibit 16(i) to this Form 8-K.


ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:


EXHIBIT           PAGE
NO.               NO.               DESCRIPTION

16(i)           *   Letter  from  Peterson  Sullivan  PLLC  stating  that it has reviewed the Form 8-K/2A and has no objection to the statements made within it.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2001


                     Delta Capital Technologies, Inc.



                     By:  /s/ Judith Miller
                          ------------------------------
                          Judith Miller, Director and Corporate Secretary


                                (Letterhead of )
                           Peterson Sullivan P.L.L.C
                          601 Union Street Suite 2300
                               Seattle, WA 98101
                          Certified Public Accountant

November 15, 2001

Securities and Exchange Commission
450 Fifth St NW
Washington DC 20549

RE: AUDITORS RESIGNATION AND REINSTATEMENT

Peterson Sullivan PLLC resigned as the auditors of Delta Capital Technologies, Inc. ("the Company") on October 20, 2000. On November 3, 2000, Peterson Sullivan PLLC was reinstated as the auditors of the Company.

Peterson Sullivan PLLC has reviewed the Company's Form 8-K/A dated November 15, 2001, and Peterson Sullivan PLLC has no objections to the contents of the form and agrees with the statements contained therein.

If you have any questions, please contact Mr. Ray Holmdahl at (206) 382-7777.

Very truly yours,

/s/ Peterson Sullivan PLLC
---------------------------------

drb

cc: Judith Miller, Director and Corporate Secretary
    Delta Capital Technologies, Inc.